Exhibit (e.2)

Distribution Agreement

Exhibit A

Index Series

iShares Trust

iShares 0-5 Year High Yield Corporate Bond ETF
iShares 0-5 Year Investment Grade Corporate Bond ETF
iShares 0-5 Year TIPS Bond ETF
iShares 1-3 Year Credit Bond ETF
iShares 1-3 Year International Treasury Bond ETF
iShares 1-3 Year Treasury Bond ETF
iShares 3-7 Year Treasury Bond ETF
iShares 5-10 Year Investment Grade Corporate Bond ETF
iShares 7-10 Year Treasury Bond ETF
iShares 10+ Year Credit Bond ETF
iShares 10+ Year Investment Grade Corporate Bond ETF
iShares 10-20 Year Treasury Bond ETF
iShares 20+ Year Treasury Bond ETF
iShares Aaa - A Rated Corporate Bond ETF
iShares Adaptive Currency Hedged MSCI EAFE ETF
iShares Adaptive Currency Hedged MSCI Eurozone ETF
iShares Adaptive Currency Hedged MSCI Japan ETF
iShares Agency Bond ETF
iShares Asia 50 ETF
iShares Broad USD High Yield Corporate Bond ETF
iShares California Muni Bond ETF
iShares China Large-Cap ETF
iShares CMBS ETF
iShares Cohen & Steers REIT ETF
iShares Convertible Bond ETF
iShares Core 1-5 Year USD Bond ETF
iShares Core 5-10 Year USD Bond ETF
iShares Core 10+ Year USD Bond ETF
iShares Core Aggressive Allocation ETF
iShares Core Conservative Allocation ETF
iShares Core Dividend Growth ETF
iShares Core Growth Allocation ETF
iShares Core High Dividend ETF
iShares Core International Aggregate Bond ETF
iShares Core Moderate Allocation ETF
iShares Core MSCI EAFE ETF
iShares Core MSCI Europe ETF
iShares Core MSCI International Developed Markets ETF
iShares Core MSCI Pacific ETF
iShares Core MSCI Total International Stock ETF
iShares Core S&P 500 ETF
iShares Core S&P Mid-Cap ETF
iShares Core S&P Small-Cap ETF
iShares Core S&P Total U.S. Stock Market ETF
iShares Core S&P U.S. Growth ETF
iShares Core S&P U.S. Value ETF
iShares Core Total USD Bond Market ETF
iShares Core U.S. Aggregate Bond ETF
iShares Core U.S. REIT ETF
iShares Currency Hedged International High Yield Bond ETF
iShares Currency Hedged JPX-Nikkei 400 ETF
iShares Currency Hedged MSCI ACWI ETF
iShares Currency Hedged MSCI ACWI ex U.S. ETF

Distribution Agreement

Exhibit A (continued)

Index Series

iShares Currency Hedged MSCI Australia ETF
iShares Currency Hedged MSCI Canada ETF
iShares Currency Hedged MSCI EAFE ETF
iShares Currency Hedged MSCI EAFE Small-Cap ETF
iShares Currency Hedged MSCI Europe Small-Cap ETF
iShares Currency Hedged MSCI Eurozone ETF
iShares Currency Hedged MSCI Germany ETF
iShares Currency Hedged MSCI Italy ETF
iShares Currency Hedged MSCI Japan ETF
iShares Currency Hedged MSCI Mexico ETF
iShares Currency Hedged MSCI South Korea ETF
iShares Currency Hedged MSCI Spain ETF
iShares Currency Hedged MSCI Switzerland ETF
iShares Currency Hedged MSCI United Kingdom ETF
iShares Dow Jones U.S. ETF
iShares Edge High Yield Defensive Bond ETF
iShares Edge Investment Grade Enhanced Bond ETF
iShares Edge MSCI Intl Momentum Factor ETF
iShares Edge MSCI Intl Quality Factor ETF
iShares Edge MSCI Intl Size Factor ETF
iShares Edge MSCI Intl Value Factor ETF
iShares Edge MSCI Min Vol Asia ex Japan ETF
iShares Edge MSCI Min Vol EAFE Currency Hedged ETF
iShares Edge MSCI Min Vol EAFE ETF
iShares Edge MSCI Min Vol Europe Currency Hedged ETF
iShares Edge MSCI Min Vol Europe ETF
iShares Edge MSCI Min Vol Global Currency Hedged ETF
iShares Edge MSCI Min Vol Japan ETF
iShares Edge MSCI Min Vol USA ETF
iShares Edge MSCI Min Vol USA Small-Cap ETF
iShares Edge MSCI Multifactor Consumer Discretionary ETF
iShares Edge MSCI Multifactor Consumer Staples ETF
iShares Edge MSCI Multifactor Energy ETF
iShares Edge MSCI Multifactor Financials ETF
iShares Edge MSCI Multifactor Global ETF
iShares Edge MSCI Multifactor Healthcare ETF
iShares Edge MSCI Multifactor Industrials ETF
iShares Edge MSCI Multifactor Intl ETF
iShares Edge MSCI Multifactor Intl Small-Cap ETF
iShares Edge MSCI Multifactor Materials ETF
iShares Edge MSCI Multifactor Technology ETF
iShares Edge MSCI Multifactor USA ETF
iShares Edge MSCI Multifactor USA Small-Cap ETF
iShares Edge MSCI Multifactor Utilities ETF
iShares Edge MSCI USA Momentum Factor ETF
iShares Edge MSCI USA Quality Factor ETF
iShares Edge MSCI USA Size Factor ETF
iShares Edge MSCI USA Value Factor ETF
iShares Emerging Markets Infrastructure ETF
iShares ESG 1-5 Year USD Corporate Bond ETF
iShares ESG USD Corporate Bond ETF
iShares Europe Developed Real Estate ETF
iShares Europe ETF
iShares Exponential Technologies ETF

Distribution Agreement

Exhibit A (continued)

Index Series

iShares Fallen Angels USD Bond ETF
iShares Floating Rate Bond ETF
iShares Global 100 ETF
iShares Global Clean Energy ETF
iShares Global Consumer Discretionary ETF
iShares Global Consumer Staples ETF
iShares Global Energy ETF
iShares Global Financials ETF
iShares Global Healthcare ETF
iShares Global Industrials ETF
iShares Global Infrastructure ETF
iShares Global Materials ETF
iShares Global REIT ETF
iShares Global Tech ETF
iShares Global Telecom ETF
iShares Global Timber & Forestry ETF
iShares Global Utilities ETF
iShares GNMA Bond ETF
iShares Government/Credit Bond ETF
iShares High Yield High Beta ETF
iShares High Yield Low Beta ETF
iShares Human Rights ETF
iShares iBonds Dec 2017 Term Corporate ETF
iShares iBonds Dec 2018 Term Corporate ETF
iShares iBonds Dec 2019 Term Corporate ETF
iShares iBonds Dec 2020 Term Corporate ETF
iShares iBonds Dec 2021 Term Muni Bond ETF
iShares iBonds Dec 2021 Term Corporate ETF
iShares iBonds Dec 2022 Term Muni Bond ETF
iShares iBonds Dec 2022 Term Corporate ETF
iShares iBonds Dec 2023 Term Muni Bond ETF
iShares iBonds Dec 2023 Term Corporate ETF
iShares iBonds Dec 2024 Term Corporate ETF
iShares iBonds Dec 2025 Term Corporate ETF
iShares iBonds Dec 2026 Term Corporate ETF
iShares iBonds Dec 2027 Term Corporate ETF
iShares iBonds Mar 2018 Term Corporate ETF
iShares iBonds Mar 2020 Term Corporate ETF
iShares iBonds Mar 2023 Term Corporate ETF
iShares iBonds Mar 2018 Term Corporate ex-Financials ETF
iShares iBonds Mar 2020 Term Corporate ex-Financials ETF
iShares iBonds Mar 2023 Term Corporate ex-Financials ETF
iShares iBonds Sep 2018 Term Muni Bond ETF
iShares iBonds Sep 2019 Term Muni Bond ETF
iShares iBonds Sep 2020 Term Muni Bond ETF
iShares iBoxx $ High Yield Corporate Bond ETF
iShares iBoxx $ High Yield ex Oil & Gas Corporate Bond ETF
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares India 50 ETF
iShares Intermediate Credit Bond ETF
iShares Intermediate Government/Credit Bond ETF
iShares International Developed Property ETF
iShares International Developed Real Estate ETF
iShares International Dividend Growth ETF
iShares International Preferred Stock ETF

Distribution Agreement

Exhibit A (continued)

Index Series

iShares International Select Dividend ETF
iShares International Treasury Bond ETF
iShares J.P. Morgan USD Emerging Markets Bond ETF
iShares JPX-Nikkei 400 ETF
iShares Latin America 40 ETF
iShares MBS ETF
iShares Micro-Cap ETF
iShares Morningstar Large-Cap ETF
iShares Morningstar Large-Cap Growth ETF
iShares Morningstar Large-Cap Value ETF
iShares Morningstar Mid-Cap ETF
iShares Morningstar Mid-Cap Growth ETF
iShares Morningstar Mid-Cap Value ETF
iShares Morningstar Multi-Asset Income ETF
iShares Morningstar Small-Cap ETF
iShares Morningstar Small-Cap Growth ETF
iShares Morningstar Small-Cap Value ETF
iShares Mortgage Real Estate Capped ETF
iShares MSCI ACWI ETF
iShares MSCI ACWI ex U.S. ETF
iShares MSCI ACWI Low Carbon Target ETF
iShares MSCI All Country Asia ex Japan ETF
iShares MSCI All Peru Capped ETF
iShares MSCI Argentina and Global Exposure ETF
iShares MSCI Brazil Small-Cap ETF
iShares MSCI China A ETF
iShares MSCI China ETF
iShares MSCI China Small-Cap ETF
iShares MSCI Denmark Capped ETF
iShares MSCI EAFE ESG Optimized ETF
iShares MSCI EAFE ETF
iShares MSCI EAFE Growth ETF
iShares MSCI EAFE Small-Cap ETF
iShares MSCI EAFE Value ETF
iShares MSCI Europe Financials ETF
iShares MSCI Europe Small-Cap ETF
iShares MSCI Finland Capped ETF
iShares MSCI Germany Small-Cap ETF
iShares MSCI Global Impact ETF
iShares MSCI India ETF
iShares MSCI India Small-Cap ETF
iShares MSCI Indonesia ETF
iShares MSCI Ireland Capped ETF
iShares MSCI KLD 400 Social ETF
iShares MSCI Kokusai ETF
iShares MSCI New Zealand Capped ETF
iShares MSCI Norway Capped ETF
iShares MSCI Philippines ETF
iShares MSCI Poland Capped ETF
iShares MSCI Qatar Capped ETF
iShares MSCI Saudi Arabia Capped ETF
iShares MSCI UAE Capped ETF
iShares MSCI United Kingdom ETF
iShares MSCI United Kingdom Small-Cap ETF

Distribution Agreement

Exhibit A (continued)

Index Series

iShares MSCI USA ESG Optimized ETF
iShares MSCI USA ESG Select ETF
iShares Nasdaq Biotechnology ETF
iShares National Muni Bond ETF
iShares New York Muni Bond ETF
iShares North American Natural Resources ETF
iShares North American Tech ETF
iShares North American Tech-Multimedia Networking ETF
iShares North American Tech-Software ETF
iShares PHLX Semiconductor ETF
iShares Residential Real Estate Capped ETF
iShares Russell 1000 ETF
iShares Russell 1000 Growth ETF
iShares Russell 1000 Pure U.S. Revenue ETF
iShares Russell 1000 Value ETF
iShares Russell 2000 ETF
iShares Russell 2000 Growth ETF
iShares Russell 2000 Value ETF
iShares Russell 2500 ETF
iShares Russell 3000 ETF
iShares Russell Mid-Cap ETF
iShares Russell Mid-Cap Growth ETF
iShares Russell Mid-Cap Value ETF
iShares Russell Top 200 ETF
iShares Russell Top 200 Growth ETF
iShares Russell Top 200 Value ETF
iShares S&P 100 ETF
iShares S&P 500 Growth ETF
iShares S&P 500 Value ETF
iShares S&P Mid-Cap 400 Growth ETF
iShares S&P Mid-Cap 400 Value ETF
iShares S&P Small-Cap 600 Growth ETF
iShares S&P Small-Cap 600 Value ETF
iShares Select Dividend ETF
iShares Short Treasury Bond ETF
iShares Short-Term National Muni Bond ETF
iShares TIPS Bond ETF
iShares Transportation Average ETF
iShares Treasury Floating Rate Bond ETF
iShares U.S. Aerospace & Defense ETF
iShares U.S. Basic Materials ETF
iShares U.S. Broker-Dealers & Securities Exchanges ETF
iShares U.S. Consumer Goods ETF
iShares U.S. Consumer Services ETF
iShares U.S. Credit Bond ETF
iShares U.S. Dividend and Buyback ETF
iShares U.S. Energy ETF
iShares U.S. Financial Services ETF
iShares U.S. Financials ETF
iShares U.S. Healthcare ETF
iShares U.S. Healthcare Providers ETF
iShares U.S. Home Construction ETF
iShares U.S. Industrials ETF

Distribution Agreement

Exhibit A (continued)

Index Series

iShares U.S. Insurance ETF
iShares U.S. Medical Devices ETF
iShares U.S. Oil & Gas Exploration & Production ETF
iShares U.S. Oil Equipment & Services ETF
iShares U.S. Pharmaceuticals ETF
iShares U.S. Preferred Stock ETF
iShares U.S. Real Estate ETF
iShares U.S. Regional Banks ETF
iShares U.S. Technology ETF
iShares U.S. Telecommunications ETF
iShares U.S. Treasury Bond ETF
iShares U.S. Utilities ETF
iShares Yield Optimized Bond ETF

Amended and Approved by the Board of Trustees of iShares Trust on September 14-15, 2017.